UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14C

              INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE
                        SECURITIES EXCHANGE ACT OF 1934

[X] Filed by the Registrant       [ ] Filed by a Party other than the Registrant

Check the appropriate box:
[ ] Preliminary Information Statement
[X] Definitive Information Statement Only
[ ] Confidential, for Use of the Commission (as permitted by Rule 14c)


                           ONLINE TELE-SOLUTIONS INC.
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                (Name of Registrant as Specified In Its Charter)

Name of Person(s) Filing Information Statement, if other than Registrant:

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Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14C-5(g) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
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
                           ONLINE TELE-SOLUTIONS INC.

                                  [INSERT LOGO]

                       BLOCK 225, 02-213, TAMPINES ST. 23
                                SINGAPORE 521225

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is first being furnished on or about November 26, 2012 to the holders of record as of the close of business on November 26, 2012 of the common stock of Online Tele-Solutions Inc., a Nevada corporation ("Online Tele-Solutions").

The Board of Directors of Online Tele-Solutions and 2 stockholders holding an aggregate of 45,600,000 shares of common stock issued and outstanding as of November 6, 2012, have approved and consented in writing to effect and amendment to the Company's Articles of Incorporation to change the name of Online Tele-Solutions to "Tungsten Corp."

Such approval and consent constitute the approval and consent of a majority of the total number of shares of outstanding common stock and are sufficient under the Nevada Revised Statutes ("NRS") and Online Tele-Solutions's Articles of Incorporation and Bylaws to approve the actions. Accordingly, the actions will not be submitted to the other stockholders of Online Tele-Solutions for a vote, and this Information Statement is being furnished to stockholders to provide them with certain information concerning the action in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the regulations promulgated thereunder, including Regulation 14C.

                          ACTIONS BY BOARD OF DIRECTORS
                                       AND
                             CONSENTING STOCKHOLDER

GENERAL

Online Tele-Solutions will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. Online Tele-Solutions will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of Online Tele-Solutions's common stock.

Online Tele-Solutions will only deliver one Information Statement to multiple security holders sharing an address unless Online Tele-Solutions has received contrary instructions from one or more of the security holders. Upon written or oral request, Online Tele-Solutions will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the following address:
Online Tele-Solutions Inc., Block 225, 02-213, Tampines St. 23, Singapore 521225, Attn: Mario Jakiri Tolentino, President. Mr. Tolentino may also be reached by telephone at (702) 553-3026.

INFORMATION ON CONSENTING STOCKHOLDERS

Pursuant to Online Tele-Solutions's Bylaws and the Nevada Revised Statutes ("NRS"), a vote by the holders of at least a majority of Online Tele-Solutions's outstanding capital stock is required to effect the action described herein. Online Tele-Solutions's Articles of Incorporation, as amended, does not authorize cumulative voting. As of the record date, Online Tele-Solutions had 66,000,000 shares of common stock issued and outstanding. The voting power representing not less than 33,000,001 shares of common stock is required to pass any stockholder resolutions. The consenting stockholders are the record and beneficial owner of 45,600,000 shares of common stock, which represents approximately 69.0% of the issued and outstanding shares of Online Tele-Solutions's common stock. Pursuant to Chapter 78.320 of the NRS, the consenting stockholders voted, with the Board of Directors, in favor of the actions described herein in a joint written consent, dated November 6, 2012. No consideration was paid for the consent. The consenting stockholders' names, affiliation with Online Tele-Solutions, and their beneficial holdings are as follows:

                                Beneficial Holder
Name                             and Affiliation               Shares Beneficially Held         Percentage
----                             ---------------               ------------------------         ----------
Mario Jakiri Tolentino     President, Treasurer,          22,500,000 shares of common stock        34.0%
                           Secretary, Director, and                                           (common stock)
                           Greater than 10% holder of
                           common stock

Owen A. Orendain           Director, and Greater than     23,100,000 shares of common stock        35.0%
                           10% holder of common stock                                         (common stock)
                           (common stock)

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

None.

PROPOSALS BY SECURITY HOLDERS

None.

DISSENTERS RIGHTS OF APPRAISAL

None.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of November 6, 2012, certain information regarding the ownership of Online Tele-Solutions's capital stock by each director and executive officer of Online Tele-Solutions, each person who is known to Online Tele-Solutions to be a beneficial owner of more than 5% of any class of Online Tele-Solutions's voting stock, and by all officers and directors of Online Tele-Solutions as a group. Unless otherwise indicated below, to Online Tele-Solutions's knowledge, all persons listed below have sole voting and investing power with respect to their shares of capital stock, except to the extent authority is shared by spouses under applicable community property laws.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission ("SEC") and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants or convertible securities exercisable or convertible within 60 days of November 6, 2012 are deemed outstanding for computing the percentage of the person or entity holding such options, warrants or convertible securities but are not deemed outstanding for computing the percentage of any other person, and is based on 66,000,000 shares of common stock issued and outstanding on a fully diluted basis, as of November 6, 2012.

Name and Address                       Amount and Nature of           Percent of
of Beneficial Owner (1)                Beneficial Ownership            Class (2)
-----------------------                --------------------            ---------

Mario Jakiri Tolentino (3)             22,500,000 (common stock)         34.0%
President, Secretary, Treasurer,
Director and greater than 10%
holder of common stock

Owen A. Orendain (4)                   23,100,000 (common stock)         35.0%
Director and greater than 10%
holder of common stock

All officer and directors
 as a group (2 persons)                45,600,000 (common stock)         69.0%

----------
(1) Unless otherwise noted, the address of each person listed is c/o Online Tele-Solutions Inc., Block 225, 02-213, Tampines St. 23, Singapore 521225.
(2) This table is based on 66,000,000 shares of common stock issued and outstanding on November 6, 2012.
(3)  Appointed President, Secretary, Treasurer and Director on June 5, 2008.
(4)  Appointed Director on March 1, 2009.

                             EXECUTIVE COMPENSATION

The following tables set forth certain information about compensation paid, earned or accrued for services by our President and all other executive officers (collectively, the "Named Executive Officers") in the fiscal years ended January 31, 2012, 2012 and 2010:

SUMMARY COMPENSATION TABLE

                                                                      Non-Equity      Nonqualified
 Name and                                                             Incentive         Deferred
 Principal                                    Stock       Option         Plan         Compensation     All Other
 Position       Year   Salary($)  Bonus($)   Awards($)*  Awards($)* Compensation($)   Earnings($)   Compensation($)  Total($)
 --------       ----   ---------  --------   ---------   ---------  ---------------   -----------   ---------------  --------
Mario Jakiri    2012      -0-       -0-         -0-         -0-           -0-             -0-             -0-           -0-
Tolentino;      2011      -0-       -0-         -0-         -0-           -0-             -0-             -0-           -0-
President,      2010      -0-       -0-         -0-         -0-           -0-             -0-             -0-           -0-
Secretary,
Treasurer and
Director (1)

----------
(1)  Appointed President, Secretary, Treasurer and Director on June 5, 2008.

EMPLOYMENT AGREEMENTS

The Company has no employment agreements or other agreements with any officer.

OTHER COMPENSATION

There are no annuity, pension or retirement benefits proposed to be paid to officers, directors, or employees of our company in the event of retirement at normal retirement date as there was no existing plan as of December 31, 2007 provided for or contributed to by our company.

DIRECTOR COMPENSATION

The following table sets forth director compensation as of the fiscal year ended January 31, 2012:

                   Fees                              Non-Equity      Nonqualified
                Earned or                            Incentive         Deferred
                 Paid in      Stock      Option        Plan          Compensation      All Other
    Name         Cash($)     Awards($)  Awards($)  Compensation($)    Earnings($)    Compensation($)   Total($)
    ----         -------     ---------  ---------  ---------------    -----------    ---------------   --------
Mario Jakiri       -0-          -0-        -0-           -0-              -0-              -0-            -0-
Tolentino (1)

Owen A.            -0-          -0-        -0-           -0-              -0-              -0-            -0-
Orendain (2)

----------
(1)  Appointed President, Secretary, Treasurer and Director on June 5, 2008.
(2)  Appointed Director on March 1, 2009.

Directors of our company who are also employees do not receive cash compensation for their services as directors or members of the committees of the Board of Directors. All directors may be reimbursed for their reasonable expenses incurred in connection with attending meetings of the Board of Directors or management committees.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth certain information concerning outstanding stock awards held by the Named Executive Officers and our directors as of the fiscal year ended January 31, 2012:

                                      Option Awards                                            Stock Awards
          ---------------------------------------------------------------   -------------------------------------------------
                                                                                                                      Equity
                                                                                                                     Incentive
                                                                                                         Equity        Plan
                                                                                                        Incentive     Awards:
                                                                                                          Plan       Market or
                                                                                                         Awards:      Payout
                                            Equity                                                      Number of    Value of
                                           Incentive                           Number                   Unearned     Unearned
                                          Plan Awards;                           of          Market      Shares,      Shares,
            Number of      Number of       Number of                           Shares       Value of    Units or     Units or
           Securities     Securities      Securities                          or Units     Shares or     Other         Other
           Underlying     Underlying      Underlying                          of Stock      Units of     Rights       Rights
           Unexercised    Unexercised     Unexercised   Option     Option       That       Stock That     That         That
            Options         Options        Unearned    Exercise  Expiration   Have Not      Have Not    Have Not     Have Not
Name      Exercisable(#) Unexercisable(#)  Options(#)   Price($)    Date      Vested(#)     Vested($)   Vested(#)    Vested(#)
----      -------------- ---------------- ----------    -----       ----      ---------     ---------   ---------    ---------
Mario          -0-            -0-             -0-        -0-        N/A          -0-           -0-         -0-          -0-
Jakiri
Tolentino(1)

Owen A.        -0-            -0-             -0-        -0-        N/A          -0-           -0-         -0-          -0-
Orendain(2)

----------
(1)  Appointed President, Secretary, Treasurer and Director on June 5, 2008.
(2)  Appointed Director on March 1, 2009.

SECURITIES  AUTHORIZED  FOR  ISSUANCE  UNDER  EQUITY  COMPENSATION  PLANS

Online Tele-Solutions has no equity compensation plans.

                                CHANGE IN CONTROL

To the knowledge of management, there are no present arrangements or pledges of securities of Online Tele-Solutions which may result in a change in control of Online Tele-Solutions.

       NOTICE TO STOCKHOLDERS OF ACTION APPROVED BY CONSENTING STOCKHOLDER

The following action was taken based upon the unanimous recommendation of the Board of Directors and the written consent of the consenting stockholders:

              AMENDMENT TO THE ARTICLES OF INCORPORATION TO CHANGE
                             THE NAME OF THE COMPANY

On November 6, 2012 the Board of Directors the consenting stockholders adopted and approved a resolution to effect an amendment to our Articles of Incorporation to change our name from "Online Tele-Solutions Inc." to Tungsten Corp."

EFFECTIVE DATE

Under Rule 14c-2, promulgated pursuant to the Exchange Act, the name change shall be effective twenty (20) days after this Information Statement is mailed to stockholders of Online Tele-Solutions. We anticipate the effective date to be on or about December 16, 2012.

                             ADDITIONAL INFORMATION

We are subject to the  informational  requirements  of the Exchange  Act, and in accordance therewith file reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q with the SEC. Copies of these documents can be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C., 20549, at prescribed rates. The SEC also maintains a web site on the Internet
(http://www.sec.gov) where reports, proxy and information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System may be obtained free of charge.

                       STATEMENT OF ADDITIONAL INFORMATION

Online Tele-Solutions's Annual Report on Form 10-K for the year ended January 31, 2012 and filed with the SEC May 15, 2012; Amendment No. 1 to Annual Report on Form 10-K for the year ended January 31, 2012 and filed with the SEC May 16, 2012; Quarterly Report on Form 10-Q for the quarter ended April 30, 2012 and filed with the SEC June 7, 2012; and Quarterly Report on Form 10-Q for the quarter ended July 31, 2011 and filed with the SEC September 18, 2012; are herein by this reference.

Online Tele-Solutions will provide without charge to each person, including any beneficial owner of such person, to whom a copy of this Information Statement has been delivered, on written or oral request, a copy of any and all of the documents referred to above that have been or may be incorporated by reference herein other than exhibits to such documents (unless such exhibits are specifically incorporated by reference herein).

All documents filed by Online Tele-Solutions pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Information Statement shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

                           COMPANY CONTACT INFORMATION

All inquiries regarding Online Tele-Solutions should be addressed to Mario Jakiri Tolentino, President, at Online Tele-Solutions's principal executive offices, at: Online Tele-Solutions Inc., Block 225, 02-213, Tampines St. 23, Singapore 521225, Attn: Mario Jakiri Tolentino, President. Mr. Toelntino may also be reached by telephone at (702) 553-3026.


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